UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Capital World Growth and Income Fund

Building on a global footprint

[photo of a wooden post with wooden arrows with city names written on them attached to the wooden post]

Annual report for the year ended November 30, 2009

Capital World Growth and Income FundSM seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	24.65%	4.85%	6.53%

The total annual fund operating expense ratio was 0.83% for Class A shares as of November 30, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 5.

The fund’s 30-day yield for Class A shares as of December 31, 2009, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.26%.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

6	Building on a global footprint

Capital World Growth and Income Fund has always provided its shareholders a global footprint, largely by investing in established companies that also have a global footprint. In this article, we’ll take a closer look at what that means for the fund and its prospects in the wake of the recent downturn in markets worldwide.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

34	Board of directors and other officers

Fellow shareholders:

[photo of a wooden post with wooden arrows with city names written on them attached to the wooden post]

The downturn in global markets that marred 2008 gave way to a rebound in early 2009 that lasted through the end of the recent fiscal year. As a result, Capital World Growth and Income Fund recorded a total return of 37.5% for the 12 months ended November 30, 2009.

Fund results compared favorably with its benchmarks for the same period. The MSCI World Index, a broad measure of global developed stock markets, rose 32.6%, while the fund’s peer group, as measured by the Lipper Global Funds Index, returned 33.1%. Results for longer time periods are shown in the table below.

The fund’s total return includes the reinvestment of any dividends paid. For the fiscal year, Capital World Growth and Income Fund paid quarterly dividends totaling $1.00 a share, which includes a special dividend of 15 cents a share paid in December 2008. These dividends represent an income return of nearly 4.0% for those who reinvested them or about 3.9% for those who took them in cash.

A look at global markets
The recent fiscal year began December 1, 2008, amid some of the most challenging market conditions in recent history. The severe global selloff that erupted in 2008 coincided with a global recession that affected developed and developing markets alike. One year later, however, the outlook is much different. Most stock markets have recorded extraordinary gains, boosted by government and central bank interventions, stronger-than-expected corporate profits, and signs of stability and recovery in economies throughout the world.

Europe is home to the largest number of companies in the fund’s portfolio, representing about 46.7% of its holdings. The strain of the financial crisis and its economic repercussions varied considerably throughout the region, with the United Kingdom, Germany, France, Spain and Ireland among the hardest hit. Nonetheless, most stock markets reported solid gains for the fiscal year in local currency terms (excepting Ireland and Finland), reflecting the broader global rebound that began in March. In general, markets were buoyed by intensive government interventions and strong export ties to Asia and other developing markets. Additionally, the fund’s returns on most European holdings were boosted significantly — in some cases doubled — by a strengthening of local currencies against the U.S. dollar. Topping the list of regional returns were Norway (up 88.5%), Sweden (77.5%), Belgium (76.0%) and Spain (67.5%).*

*Country returns are based on MSCI indexes, expressed in U.S. dollars (except where noted), and assume the reinvestment of dividends.

[Begin Sidebar]
Results at a glance

For periods ended November 30, 2009, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	37.48%	6.58%	8.01%	11.64%
MSCI World Index*	32.63	2.97	0.83	6.93
Lipper Global Funds Index†	33.07	3.40	1.83	6.93

*The MSCI World Index is weighted by market capitalization and is designed to measure global developed-market equity results. The index consists of more than 20 developed-country indexes, including the United States. The index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect the effect of sales charges, commissions, expenses or taxes.

† Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and that may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect the effect of sales charges or taxes.

[End Sidebar]

The United States accounts for 24.6% of portfolio holdings, whereas it represents 48.1% of the MSCI World Index of stock markets. The downturn here was the most severe since the Great Depression of the 1930s, by most accounts. Yet here, too, stocks surprised on the upside, despite the lingering effects of a housing market slump, high unemployment and mounting government debt concerns. For the fiscal year, U.S. stocks gained 26.2%.

The developed markets in other regions initially reacted in a similar fashion to those of the U.S. and Europe, reflecting the global nature of markets. Initial GDP numbers from Hong Kong and Singapore, for example, were worse than many European countries, reflecting the export intensity of these countries; but as the year wore on and the global economy showed signs of stabilization, the financial strength of these economies shone through. Hong Kong and Singapore recorded gains of 62.9% and 76.1%, respectively. Japan, whose industrial production fell 30% peak to trough in a period of extraordinarily strong Yen, saw more modest gains of 14.2%. As in Europe, stronger local currencies versus the U.S. dollar greatly enhanced returns for the fund. The U.S. dollar return of 84.8% from Australia, for example, was more than double the local currency return.

Some of the highest returns for the fiscal year were provided by developing countries, where currency fluctuations also bolstered results. The fund has direct exposure to several of these markets, most prominently Brazil (up 129.2%), China (78.9%) and Taiwan (74.3%).

The fund’s portfolio
While the fund invests mainly in developed markets, it has a significant and growing exposure to developing markets through the companies it holds. In building the portfolio, we focus mainly on individual companies rather than the countries in which they are domiciled. We do consider countries and markets, but mainly at the corporate level by analyzing where each company produces and sells its goods and services.

This “bottom up” perspective means that the fund may have a greater (or lesser) exposure to a given country or market than can be readily quantified in the chart on page 3. To learn more about the global reach of the fund’s holdings and the implications for growth and income, please read our feature article, “Building on a global footprint,” beginning on page 6.

The fund’s largest holdings at the close of the fiscal year are shown in the table below. All but AT&T posted healthy gains for the reporting period, contributing to the fund’s strong return. Nonetheless, AT&T provided the fund with an above-average dividend yield. Strong results from the other companies within the portfolio helped the fund deliver higher returns than either of its benchmarks, as noted in the table on page 1. While strength was evident in a variety of sectors, some of the best returns were from the financial sector, the largest weighting in the portfolio, as detailed on page 12.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2009)
Company	Country	Percent of net assets	12-month return

Microsoft	United States	2.8%	58.03%
Banco Santander	Spain	2.6	137.90
Bayer	Germany	2.3	59.02
Novartis	Switzerland	2.0	22.69
GDF Suez	France	1.8	17.71
AT&T	United States	1.7	–0.07
Merck	United States	1.4	45.71
BNP Paribas	France	1.3	66.62
Telefónica	Spain	1.3	49.32
América Móvil	Mexico	1.3	68.10
[End Sidebar]

Looking ahead
While we are certainly pleased with the rebound in stock prices this year, we are also mindful of the various challenges facing some of the larger, developed economies. These include high unemployment, weak real estate markets, rising government debt burdens and sluggish consumer demand. These headwinds may serve to limit stock advances generally in the months ahead, even as the pace of economic recovery improves. On the other hand, valuation levels remain modest by historical standards and relative to both long- and short-term interest rates. In particular, shares of global blue chip companies, the lifeblood of this fund, remain attractive.

More importantly for our shareholders, we are encouraged by the signs of stability and growth that we have seen, especially in the latter half of 2009. We expect that the resilience of developing economies will continue to bolster companies doing business in those markets, and we expect gradual, but steady improvements among developed countries in the year ahead.

As always, Capital World Growth and Income Fund will continue to offer its shareholders a means to participate in the global recovery and expansion through its portfolio of established, brand name companies and its international research efforts.

We look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Mark E. Denning

Mark E. Denning
President

January 8, 2010

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We take this opportunity to thank Steve Bepler for his many years of leadership and service as President of Capital World Growth and Income Fund. Steve will continue to serve as a portfolio counselor on the fund, but Mark Denning has assumed the responsibilities of President beginning with the 2010 fiscal year. Both Steve and Mark have been with the fund since its inception.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets were invested*

	Capital World Growth and Income Fund	MSCI World Index†

Europe	46.7%	31.7%
France	9.7	5.1
United Kingdom	7.7	10.1
Germany	6.8	3.9
Switzerland	6.0	3.7
Spain	4.8	2.3
Sweden	2.5	1.2
Netherlands	1.6	1.2
Finland	1.4	.5
Italy	1.4	1.7
Belgium	1.1	.5
Austria	.7	.1
Czech Republic	.7	—
Russia	.7	—
Greece	.5	.3
Other Europe	1.1	1.1

The Americas	31.0	52.9
United States	24.6	48.1
Brazil	3.9	—
Mexico	1.5	—
Canada	1.0	4.8

Asia/Pacific	16.0	15.4
Taiwan	3.1	—
Japan	2.8	9.7
Australia	2.7	3.9
China	2.5	—
Hong Kong	1.5	1.1
Singapore	1.5	.7
Other Asia/Pacific	1.9	—

Other	.8	—

Bonds, short-term securities
& other assets less liabilities	5.5	—

Total	100.0%	100.0%

*Percent of net assets by country as of November 30, 2009.
† The MSCI World Index is weighted by market capitalization.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Capital World Growth and Income Fund, with dividends reinvested1,2	Capital World Growth and Income Fund, with dividends excluded1,3	MSCl World Index, with dividends reinvested4	U.S. Consumer Price Index (inflation)5

3/26/1993	$9,425	$9,425	$10,000	$10,000
5/31/1993	9,719	9,719	10,837	10,042
8/31/1993	10,401	10,313	11,475	10,084
11/30/1993	10,782	10,625	10,924	10,153
2/28/1994	11,615	11,388	12,062	10,216
5/31/1994	11,315	11,044	11,936	10,272
8/31/1994	12,038	11,656	12,501	10,376
11/30/1994	11,592	11,131	11,982	10,425
2/28/1995	11,860	11,293	12,097	10,508
5/31/1995	12,788	12,094	13,242	10,599
8/31/1995	13,412	12,557	13,598	10,648
11/30/1995	13,841	12,850	14,260	10,696
2/29/1996	14,700	13,553	15,042	10,787
5/31/1996	15,327	14,031	15,673	10,905
8/31/1996	15,414	13,947	15,379	10,954
11/30/1996	17,118	15,362	17,004	11,045
2/28/1997	17,849	15,936	17,136	11,114
5/31/1997	18,908	16,782	18,427	11,149
8/31/1997	19,755	17,380	18,892	11,198
11/30/1997	19,917	17,414	19,212	11,247
2/28/1998	21,881	19,050	21,351	11,274
5/31/1998	22,801	19,763	22,198	11,337
8/31/1998	19,885	17,104	19,671	11,379
11/30/1998	23,007	19,676	23,138	11,421
2/28/1999	23,904	20,375	24,151	11,455
5/31/1999	25,004	21,214	25,203	11,574
8/31/1999	26,177	22,063	26,263	11,636
11/30/1999	27,396	23,014	28,141	11,720
2/29/2000	29,908	25,027	28,765	11,825
5/31/2000	30,124	25,119	28,718	11,943
8/31/2000	31,516	26,121	29,799	12,033
11/30/2000	29,142	24,016	26,067	12,124
2/28/2001	30,810	25,334	24,728	12,242
5/31/2001	31,113	25,404	24,514	12,375
8/31/2001	29,274	23,786	22,316	12,361
11/30/2001	28,613	23,111	21,975	12,354
2/28/2002	28,826	23,225	21,266	12,382
5/31/2002	30,788	24,700	21,514	12,521
8/31/2002	26,985	21,503	18,550	12,584
11/30/2002	27,405	21,693	18,697	12,625
2/28/2003	25,681	20,237	16,961	12,751
5/31/2003	29,144	22,806	19,487	12,779
8/31/2003	31,622	24,576	20,680	12,855
11/30/2003	35,220	27,230	22,391	12,848
2/29/2004	39,110	30,063	24,603	12,967
5/31/2004	37,996	29,064	24,197	13,169
8/31/2004	38,489	29,275	24,018	13,196
11/30/2004	43,044	32,485	26,414	13,301
2/28/2005	45,627	34,128	27,680	13,357
5/31/2005	44,120	32,857	27,074	13,538
8/31/2005	47,417	35,102	28,507	13,677
11/30/2005	49,405	36,422	29,519	13,760
2/28/2006	53,238	38,938	31,500	13,837
5/31/2006	54,442	39,665	32,097	14,102
8/31/2006	56,740	41,006	33,164	14,199
11/30/2006	60,955	43,831	35,678	14,032
2/28/2007	62,462	44,658	36,674	14,171
5/31/2007	69,460	49,420	40,162	14,481
8/31/2007	69,153	48,779	38,979	14,479
11/30/2007	73,901	51,855	40,406	14,636
2/29/2008	68,239	47,576	36,661	14,742
5/31/2008	72,079	50,003	38,897	15,086
8/31/2008	62,945	43,205	34,468	15,257
11/30/2008	43,044	29,332	23,053	14,793
2/28/2009	37,793	25,467	19,517	14,777
5/31/2009	48,929	32,760	25,525	14,892
8/31/2009	54,724	36,119	28,731	15,030
11/30/2009	59,179	38,880	30,576	15,065
[end mountain chart]

Year ended
November 30	1993	6	1994	1995		1996	1997	1998	1999	2000

Total value
Dividends
reinvested	$144		295	421		506	488	478	440	577
Value at year-end1	$10,782		11,592	13,841		17,118	19,917	23,007	27,396	29,142
WGI total return	7.8%		7.5	19.4		23.7	16.4	15.5	19.1	6.4

Year ended
November 30	2001		2002	2003		2004	2005	2006	2007	2008

Total value
Dividends
reinvested	578		569	679		914	1,043	1,315	1,633	1,918
Value at year-end1	28,613		27,405	35,220		43,044	49,405	60,955	73,901	43,044
WGI total return	(1.8)		(4.2)	28.5		22.2	14.8	23.4	21.2	(41.8)

Year ended
November 30	2009

Total value
Dividends				Average
reinvested	1,711			annual total return for
Value at year-end1	59,179		fund’s lifetime
WGI total return	37.5			11.2	%2

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Includes reinvested dividends of $13,710 and reinvested capital gain distributions of $20,534.
3Results calculated with capital gains reinvested.
4The MSCI World Index is unmanaged and its results include reinvested dividends, but does not reflect the effect of sales charges, commissions or expenses.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2009)*

	1 year	5 years	10 years

Class A shares	29.56%	5.32%	7.37%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2009 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	26.29%	4.95%	6.61%
Not reflecting CDSC	31.29	5.28	6.61

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	30.26	5.23	7.45
Not reflecting CDSC	31.26	5.23	7.45

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	32.29	6.08	8.30

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	32.65	—	−4.48

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	24.60	4.79	8.91
Not reflecting maximum sales charge	32.21	6.04	9.73

Class 529-B shares1,3 — first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	26.15	4.82	9.03
Not reflecting CDSC	31.15	5.15	9.03

Class 529-C shares3 — first sold 2/22/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	30.13	5.16	9.03
Not reflecting CDSC	31.13	5.16	9.03

Class 529-E shares2,3 — first sold 3/4/02	31.80	5.70	8.99

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	32.48	6.21	12.17

1 These shares are not available for purchase.
2 These shares are sold without any initial or contingent deferred sales charge.
3 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

[Begin Sidebar]
[photo of a storefront - racks of postcards and a baskets out in front of the store]
“On the surface, the deep, synchronous market downturn we experienced might suggest that every country and region was suddenly facing the same set of problems, but in reality the situation varied from country to country and region to region.”

– Gina Despres, vice chairman
[End Sidebar]

Building on a global footprint

Capital World Growth and Income Fund has always provided its shareholders a global footprint, largely by investing in established companies that also have a global footprint. In this article, we’ll take a closer look at what that means for the fund and its prospects in the wake of the recent downturn in markets worldwide.

Distinctions in global markets
For many investors, the past year has been one of unusual volatility. The sharp selloffs that rattled markets in 2008 continued into the first few months of 2009, but then gave way to a remarkable rebound that extended through the close of the fund’s fiscal year. Like the downturn, the rebound has been global in scope. It has been fueled, in part, by the economic resilience of developing countries and better-than-expected corporate profits. In many instances, these two factors are related.

Gina Despres, vice chairman of Capital World Growth and Income Fund, notes, “On the surface, the deep, synchronous market downturn we experienced might suggest that every country and region was suddenly facing the same set of problems, but in reality the situation varied from country to country and region to region.”

The United States was and remains the epicenter of the financial crisis that precipitated the downturn. The prominence of its economy and the interconnectedness of global financial markets mean that its problems can and often do lead to financial and economic pressures around the world. Yet many economies and markets, especially in Asia and South America, have rebounded quickly this past year, owing to their inherent strengths and an arm’s length exposure to the mortgage and debt problems that fostered the downturn. It used to be said that when the United States sneezed, the rest of the world caught pneumonia. That was not the case this time.

The portfolio counselors and analysts of Capital World Growth and Income Fund pay close attention to the distinctions of local economies and variations among markets. So do many of the companies in which the fund invests. These variances often give rise to opportunities for savvy investors and businesses alike. Gina adds, “The locus of opportunity is constantly shifting. That’s why our approach is not strictly about seeking a geographically diverse mix of companies, but rather about identifying companies that seek opportunity on a global basis. Diversification invariably results, but that is not the sole objective.”

Shared troubles, shared gains
Though globalization of trade and finance contributed to the synchronous downturn, it also served as part of the safety net helping to diffuse some of the economic damage and buoy companies with international operations. The swift and coordinated efforts of central banks and governments also helped limit damage locally and globally. Portfolio counselor Steve Bepler, who has been with the fund since its inception, offers this perspective: “You really can’t avoid the globalization of world economies. A company like Coca-Cola or Boeing, for example, has more of its sales outside the United States than it does in the United States. So as industries have gotten more global, the idea that you could protect yourself from unanticipated economic cycles and profit cycles by sticking to companies that are domiciled in the U.S. is just not true any more.

“A better thing to do, I would think, would be to try and make it your friend in a certain way — to invest in global companies at a time when, for example, the currency relations are favorable for them to be profitable and where the markets that they’re strong in outside their home market tend to be doing well — rather than focusing on the idea that there’s more risk once you invest outside the United States.”

The company as portal
The portfolio holdings of Capital World Growth and Income Fund are primarily blue chip companies domiciled in the major developed markets of the world. These markets were among the hardest hit during the recent downturn, which was broadly indiscriminate in lowering share prices. Strong companies as well as weak companies suffered severe declines. Yet one year later, many of these larger established companies have rebounded sharply.

Portfolio counselors and analysts give careful consideration to the expected resilience of a company before it becomes a portfolio holding. Their evaluations take into account the quality of its management, its competitive position, the sustainability of its revenues, and prospects for continued growth and income. In a globalized economy, a company’s revenues and prospects are increasingly determined by where it sells its products, rather than where it is domiciled.

To this point (and echoing Steve’s insight), many of the larger holdings in the fund’s portfolio derive a significant amount of their sales from markets outside their home country. This is certainly the case with the fund’s top holding, Microsoft, which derived about 43% of its revenues from outside the U.S., according to a recent filing. Similarly, all of the fund’s top holdings, except AT&T, reported significant sales outside their home country.

Portfolio counselor Jeanne Carroll notes, “Most of the growth in global consumption will likely come from developing countries, and it’s important for investors to participate in that growth. Companies with good products, good technology and good brands have the potential to do well over the long term.”

A company’s global footprint, however, does not rely on sales only. In many instances, thriving businesses diversify operations to be nearer to their end markets (customers) or to access lower cost materials and labor that can be found elsewhere, particularly in developing countries. This decentralization can offer greater business flexibility and a more competitive product, and allows a company to take advantage of variances in economic cycles and currency fluctuations.

Gina adds, “As developing countries’ economies have strengthened and expanded, so have developed-world companies that do business in those places. Developing-country markets represent a steadily growing share of business for companies domiciled in the developed world, and I expect that trend to continue.”

Seeking income amid uncertainty
Growth prospects are not the only criteria governing the selection of companies for the fund’s portfolio. Income is also one of the fund’s objectives, and companies that offer reliable, attractive dividends have prominence in the portfolio.

Last year’s downturn in global markets created a new set of challenges and opportunities for income-oriented investors. On one hand, the sharp decline in share prices elevated the dividend yield on many stocks; on the other hand, some companies were compelled to reduce or eliminate dividends to conserve cash during the recession. Reductions were especially prevalent among financial institutions, the hardest hit sector in many developed markets. Yet discrepancies persist even among financials, which retain a large weighting in the portfolio and count among its largest holdings.

Portfolio counselor David Riley notes, “I was very nervous about dividend stability at the beginning of the year, when we really didn’t know if stocks were going to fall further or not. At this point, however, a sense of normalcy has returned. This makes it possible for chief executives and corporate boards to once again revisit the idea of dividends.”

[Begin Sidebar]
[photo of  international postage stamps]
Measuring a global footprint

Percentage of sales and operations outside home economy

[begin bar chart]
Europe	Linde AG (Germany)	89%
Europe	Nestle (Switzerland)	83
Japan	Honda (Japan)	82
Europe	British Petroleum (United Kingdom)	80
Europe	Roche (Switzerland)	80
U.S.	Coca Cola (United States)	78
Europe	Volvo (Sweden)	77
Europe	Novartis (Switzerland)	71
Europe	Royal Dutch Shell (United Kingdom/Netherlands)	70
Europe	GDF Suez (France)	69
Europe	Telefonica (Spain)	69
Europe	Siemens (Germany)	66
Europe	Bayer (Germany)	55
Europe	Eni SpA (Italy)	53
Europe	France Telecom (France)	52
Emerging markets	America Movil (Mexico)	48
U.S.	Conoco Phillips (United States)	43
[end bar chart]

Source: United Nations Conference on Trade and Development, World Investment Report 2008. Figures based on Transnationality Index (TNI), as of 2006. TNI percentage represents the average of three ratios: foreign sales to total sales, foreign assets to total assets, and foreign employment to total employment.

Determining how much of a company’s business (sales and operations) takes place outside its home economy can be a challenge. Corporate disclosures and reporting standards vary considerably from country to country, and even among industries. Thus, most attempts to measure this data are incomplete, at best.

In the United States, for example, Standard & Poor’s recently issued a report attempting to quantify the status of known foreign sales among its S&P 500 companies. Unfortunately, quantifiable data was available from only 253 companies, or 50.6% of that index. Yet among those 253 companies, some 47.9% of their 2008 sales came from outside the United States, up from 45.8% in 2007 and 43.6% in 2006.

In a similar endeavor, the United Nations Conference on Trade and Development (UNCTD) has developed a Transnationality Index, which attempts to measure the global footprint of major multinational companies. This index assesses a company’s foreign exposure to sales, assets and employees. Four of the fund’s top holdings (Bayer, Novartis, GDF Suez and Telefónica) were ranked among the world’s top 100 non-financial transnational companies (TNCs) in developed countries. América Móvil placed in the top 100 for developing countries, and Banco Santander and BNP Paribas were named in its list of the top 50 financial TNCs.

The table above details some of the fund’s largest holdings that were ranked in the UNCTD report. This listing, while illuminating, is not the final word. Dozens more of the fund’s holdings not in that report have significant global footprints (e.g. Microsoft, Merck and Akzo Nobel) that are well-known to the fund’s analysts. Indeed, we believe that the best way to ascertain a company’s global footprint is to examine it closely wherever it does business, and to look beyond corporate filings to its people, products and operations. These are the kinds of measurements we require before adding a company to the fund’s portfolio.
[End Sidebar]

Companies that have maintained their dividends throughout the downturn are generally well-established businesses with predictable cash flows — the types of companies favored by the fund. Not surprisingly, many of these companies belong to industries that have a tradition of paying attractive dividends and that have a significant weighting in the portfolio. Pharmaceutical companies are a good example and are well represented in the fund’s top holdings. Telecommunications companies, like AT&T, are another.

Additionally, a scattering of companies have actually increased dividends during the past year. Portfolio counselor Joyce Gordon observes, “When you’re looking for stocks that are paying dividends, the turnaround in the markets is pretty evident. There are a few companies — not as many as we’d like, but some — that are increasing their dividends, and that’s encouraging.

“The companies that are increasing dividends are the ones that didn’t run into huge problems as a result of the downturn. They tend to be good companies with a long-term focus and a history of a strong commitment to the dividend. Their businesses aren’t as cyclical, meaning that they weather the boom-and-bust cycle of the marketplace better than others.”

In identifying which companies are most likely to deliver sustainable dividends, portfolio counselors often look overseas first. Many developed markets overseas currently provide higher dividend yields than are generally available in the United States. It has become a part of the culture in many markets, particularly in Europe, where the fund has a significant presence. In many instances, international companies pay dividends annually as a percentage of profits, rather than as a quarterly fixed dividend, which is common in the United States. Thus, while international dividend amounts may fluctuate depending on earnings, the yields tend to be higher.

Research from the ground up
The fund’s 10 counselors build the portfolio one company at a time, with each counselor responsible for only a portion of the fund’s assets. This allows each of them to focus on their highest conviction investment ideas. These ideas are generated by the fund’s investment analysts who, like the portfolio counselors, are based in a variety of offices around the world.

“Like the companies in which we invest, we have long recognized the importance of a global mindset,” explains Gina. “We opened our first office outside the United States in Geneva in 1962, and now have research professionals located around the globe. Our colleagues travel the world, visiting companies and gathering the kind of data and insight that we believe can only be obtained on the ground.”

[Begin Sidebar]
[illistration of a world map]
Dividend yields for developed-world markets

THE AMERICAS
Canada	2.5%
USA	1.9

EUROPE
Austria	3.7%
Belgium	2.1
Denmark	1.1
Finland	4.6
France	3.7
Germany	3.6
Greece	2.3
Ireland	2.4
Italy	3.7%
Netherlands	2.9
Norway	1.9
Portugal	3.7
Spain	4.7
Sweden	2.7
Switzerland	2.3
United Kingdom	3.6

ASIA/PACIFIC
Australia	4.0%
Hong Kong	2.6
Japan	1.8
New Zealand	5.3
Singapore	3.1

MSCI World Index	2.5%

Source: MSCI Country Index yields as of 11/30/09
[End Sidebar]

Jeanne adds, “Our analysts have first-hand experience of companies they cover because many of them live in the same countries. They have strong relationships with local companies and a solid knowledge base, which helps us as portfolio counselors to know these companies better and understand local markets better. Because of this, we are less inclined to impose an ‘American’ perspective on the companies we evaluate. Instead, we gain insights that are truly global.”

Maintaining a long-term global view
Despite the strong rebound in global stock markets, financial and economic difficulties persist in many countries, particularly the United States. Yet many other markets and economies around the world have already shown signs of resilience and recovery, and companies that have business interests in these flourishing economies are more likely to thrive as well.

Capital World Growth and Income Fund offers its shareholders the opportunity to participate in thriving economies and markets through its portfolio of established companies and a broad global footprint. The fund, of course, is not immune to global downturns, such as we experienced last year. Nonetheless, its global reach affords shareholders the opportunity to participate in a wide variety of strengthening markets around the globe. ■

[Begin Sidebar]
[photo of international travel stickers]
Finding income

Dividend income is an important part of the fund’s investment objective. While not every portfolio holding pays a dividend, most do and many pay a dividend that is well in excess of the MSCI World Index yield of 2.5%. The first table below shows the dividend yield as of fiscal year-end for the fund’s top holdings.

Microsoft	1.8%
Banco Santander	5.6
Bayer	2.7
Novartis	3.6
GDF Suez	5.0
AT&T	6.1
Merck	4.2
BNP Paribas	1.8
Telefónica	5.2
América Móvil	2.4

Source: MSCI as of 11/30/09

This second table shows the dividend yields for the 10 sectors of the MSCI World Index. While the fund has exposure to all of these sectors, it generally has greater exposure to the companies and industries within those sectors that offer attractive yields. Examples of this are holdings in banks (Financials), pharmaceuticals (Health care), and food, beverage & tobacco (Consumer staples). Of course, the most important determination is the quality of the company itself and its ability to maintain or grow its dividend.

Energy	3.0%
Materials	1.8
Industrials	2.3
Consumer discretionary	1.9
Consumer staples	2.9
Health care	2.5
Financials	2.4
Information technology	1.1
Telecommunication services	5.3
Utilities	4.7

Source: MSCI as of 11/30/09
[End Sidebar]

Summary investment portfolio, November 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Financials	17.61%
Information technology	10.35
Telecommunication services	9.39
Health care	8.81
Consumer staples	8.72
Other industries	38.89
Bonds & notes	.88
Convertible securities, preferred stocks & rights	.71
Short-term securities & other assets less liabilities	4.64
[end pie chart]

Country diversification (percent of net assets)
Euro zone*	28.4%
United States	24.6
United Kingdom	7.7
Switzerland	6.0
Brazil	3.9
Taiwan	3.1
Japan	2.8
Australia	2.7
China	2.5
Sweden	2.5
Other countries	10.3
Bonds, short-term securities & other assets less liabilities	5.5

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 93.77%	Shares	(000)	assets

Financials - 17.61%
Banco Santander, SA	121,845,641	$2,085,666	2.57%
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
BNP Paribas SA	13,066,156	1,078,102	1.33
This major French bank has operations around the globe.
Société Générale	14,185,748	997,887	1.23
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Industrial and Commercial Bank of China Ltd., Class H	973,494,000	822,812	1.02
A state-owned commercial bank in China and one of the world's largest banks.
Prudential PLC	75,209,580	772,738	.95
A leading life insurance and pension provider. Has significant operations in the U.S. and the U.K. and is growing in the Asia/Pacific region.
Banco Bradesco SA, preferred nominative	29,577,179	615,839	.76
One of the largest private banks in Brazil.
HSBC Holdings PLC (Hong Kong)	26,720,033	312,731
HSBC Holdings PLC (United Kingdom)	20,476,231	237,794	.68
One of the world's largest international banking and financial services organizations.
Credit Suisse Group AG	9,295,200	481,233	.59
One of the world's largest private banks, and a provider of investment banking, insurance and asset management services.
AXA SA	19,515,596	464,631	.57
Ranks among the world's largest insurance and financial services companies.
Banco do Brasil SA, ordinary nominative	25,129,500	442,956	.55
Major Brazilian bank with a strong presence in retail banking.
UBS AG (1)	28,501,810	442,113	.55
One of the world's largest financial services companies, providing wealth management, investment banking and asset management.
Wells Fargo & Co.	15,000,000	420,600	.52
One of the largest banks in the U.S. and a leader in online banking.
Other securities		5,099,943	6.29
		14,275,045	17.61

Information technology - 10.35%
Microsoft Corp.	78,288,000	2,302,450	2.84
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Taiwan Semiconductor Manufacturing Co. Ltd.	366,968,311	695,896
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	20,226,531	210,154	1.12
One of the world's largest semiconductor manufacturers.
MediaTek Inc.	40,996,014	645,095	.80
Manufactures optical storage media for PCs and DVDs.
Oracle Corp.	19,997,000	441,534	.54
Major supplier of database management software. Also develops business applications and provides consulting and support.
Redecard SA, ordinary nominative	27,042,200	413,423	.51
Brazil-based provider of credit and debit cards and transaction-related services.
Other securities		3,677,999	4.54
		8,386,551	10.35

Telecommunication services - 9.39%
AT&T Inc.	51,599,030	1,390,078	1.71
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
Telefónica, SA	37,505,000	1,075,787	1.33
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
América Móvil, SAB de CV, Series L (ADR)	21,729,299	1,051,264	1.30
Latin America's largest cellular communications provider.
France Télécom SA	18,197,060	472,959	.58
The leading provider of Internet and fixed-line and cellular telephone services in France, with international interests.
Singapore Telecommunications Ltd.	185,204,810	392,145	.48
Telecommunications company primarily serving Singapore and Australia, with interests in other countries.
Other securities		3,230,285	3.99
		7,612,518	9.39

Health care - 8.81%
Bayer AG	24,168,000	1,848,736	2.28
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novartis AG	29,056,063	1,612,779	1.99
One of the world's largest pharmaceutical companies.
Merck & Co., Inc.	30,334,900	1,098,427	1.35
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Roche Holding AG	5,451,100	891,692	1.10
A world leader in pharmaceuticals and diagnostic research.
Other securities		1,692,339	2.09
		7,143,973	8.81

Consumer staples - 8.72%
Philip Morris International Inc.	21,605,086	1,038,989	1.28
One of the world's largest international tobacco companies.
Wesfarmers Ltd.	32,635,068	888,097	1.10
Australia-based retailer that operates home improvement and convenient stores, and has a presence in coal and natural gas production, and insurance.
Anheuser-Busch InBev NV	11,132,150	555,123
Anheuser-Busch InBev NV (1)	3,247,475	24	.69
One of the world's largest brewers.
Nestlé SA	10,882,330	514,430	.63
Global packaged food and beverage company based in Switzerland.
Coca-Cola Co.	7,482,000	427,970	.53
The world's largest soft drink maker.
Other securities		3,643,090	4.49
		7,067,723	8.72

Industrials - 8.63%
AB Volvo, Class B	86,870,700	823,310	1.02
One of Sweden's major manufacturers of trucks, buses, and marine and aerospace engines.
Siemens AG	5,588,992	547,179	.67
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Other securities		5,627,423	6.94
		6,997,912	8.63

Consumer discretionary - 8.18%
Industria de Diseño Textil, SA	9,807,876	624,305	.77
Designs and retails up-to-the-minute clothing. Most of its shops are in Europe.
Cie. Générale des Établissements Michelin, Class B	7,579,000	574,186	.71
One of the world's largest tire makers. Its brands include Uniroyal and Goodrich.
Honda Motor Co., Ltd.	14,582,000	456,639	.56
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Other securities		4,974,195	6.14
		6,629,325	8.18

Energy - 7.21%
Royal Dutch Shell PLC, Class B	17,777,849	507,237
Royal Dutch Shell PLC, Class A	7,850,000	233,058
Royal Dutch Shell PLC, Class A (ADR)	3,504,000	209,399
Royal Dutch Shell PLC, Class B (ADR)	689,599	39,886	1.22
A global group of energy and oil companies.
BP PLC	78,891,534	744,608	.92
One of the world's largest oil companies.
Eni SpA	29,673,000	734,505	.91
One of the world's leading oil and gas companies.
ConocoPhillips	14,165,000	733,322	.90
This global oil and natural gas company also produces plastics and chemicals.
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	11,173,400	503,473	.62
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
Other securities		2,137,494	2.64
		5,842,982	7.21

Utilities - 6.55%
GDF Suez	35,887,768	1,497,258	1.85
Major natural gas and electricity company based in France.
Fortum Oyj	22,138,000	560,941	.69
Energy company focused on the Nordic countries, Russia and the Baltic Rim area.
Scottish and Southern Energy PLC	28,634,905	525,389	.65
One of the U.K.'s largest gas and electricity companies, with more than three million customers.
Other securities		2,726,852	3.36
		5,310,440	6.55

Materials - 3.94%
Linde AG	5,780,800	710,092	.88
Major industrial gas company headquartered in Germany.
Akzo Nobel NV	8,819,000	558,714	.69
Manufactures paints, coatings and pharmaceuticals sold around the world.
Syngenta AG	1,484,000	393,458	.48
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Other securities		1,531,667	1.89
		3,193,931	3.94

Miscellaneous - 4.38%
Other common stocks in initial period of acquisition		3,548,417	4.38

Total common stocks (cost: $67,171,906,000)		76,008,817	93.77

Preferred stocks - 0.30%

Financials - 0.30%
Other securities		240,672	.30

Total preferred stocks (cost: $192,251,000)		240,672	.30

Rights - 0.05%

Miscellaneous - 0.05%
Other rights in initial period of acquisition		38,159	.05

Total rights (cost: $75,085,000)		38,159	.05

Convertible securities - 0.36%

Other - 0.28%
Other securities		232,067	.28

Miscellaneous - 0.08%
Other convertible securities in initial period of acquisition		62,298	.08

Total convertible securities (cost: $315,570,000)		294,365	.36

Bonds & notes - 0.88%

Other - 0.88%
Other securities		715,412	.88

Total bonds & notes (cost: $591,131,000)		715,412	.88

	Principal amount
Short-term securities - 4.58%	(000)

Freddie Mac 0.17%-1.00% due 12/1/2009-6/23/2010	$965,500	965,058	1.19
Fannie Mae 0.14%-0.51% due 3/17-10/1/2010	491,700	491,315	.61
GDF SUEZ 0.19% due 12/16-12/21/2009 (2)	239,000	238,978	.30
Eni Finance USA Inc. 0.165%-0.29% due 12/9/2009-5/4/2010 (2)	154,950	154,766	.19
BNP Paribas Finance Inc. 0.24% due 2/10/2010	50,000	49,977	.06
Société Générale North America, Inc. 0.15% due 12/1/2009	41,700	41,700	.05
Novartis Finance Corp. 0.23% due 3/1/2010 (2)	24,000	23,985	.03
Other securities		1,745,067	2.15

Total short-term securities (cost: $3,709,779,000)		3,710,846	4.58

Total investment securities (cost: $72,055,722,000)		81,008,271	99.94
Other assets less liabilities		48,047	.06

Net assets		$81,056,318	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (which represented less than .01% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of directors. In addition, one of these securities (with a value of $30,466,000, which represented .04% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio.  Further details on these holdings and related transactions during the year ended November 30, 2009, appear below.

					Dividend	Value of affiliates
	Beginning				income	at 11/30/09
	shares	Additions	Reductions	Ending shares	(000)	(000)
Air France (1) (3)	14,268,220	1,273,000	-	15,541,220	$-	$246,206
ComfortDelGro Corp. Ltd.	135,100,000	-	-	135,100,000	4,651	144,492
Kesa Electricals PLC	26,593,098	-	-	26,593,098	2,080	66,222
James Hardie Industries NV (4)	23,384,347	-	23,384,347	-	-	-
					$6,731	$456,920

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,386,769,000, which represented 1.71% of the net assets of the fund.

(3) This security was an unaffiliated issuer in its initial period of acquisition at 11/30/2008; it was not publicly disclosed.
(4) Unaffiliated issuer at 11/30/2009.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $71,466,155)	$80,551,351
Affiliated issuers (cost: $589,567)	456,920	$81,008,271
Cash denominated in currencies other than U.S. dollars
(cost: $24,137)		24,137
Cash		84
Receivables for:
Sales of investments	149,983
Sales of fund's shares	88,688
Dividends and interest	202,582
Other assets	2,683	443,936
		81,476,428
Liabilities:
Payables for:
Purchases of investments	222,889
Repurchases of fund's shares	106,177
Investment advisory services	25,038
Services provided by affiliates	56,821
Directors' deferred compensation	762
Other	8,423	420,110
Net assets at November 30, 2009		$81,056,318

Net assets consist of:
Capital paid in on shares of capital stock		$87,721,505
Undistributed net investment income		559,176
Accumulated net realized loss		(16,181,909)
Net unrealized appreciation		8,957,546
Net assets at November 30, 2009		$81,056,318

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 4,000,000 shares, $.01 par value (2,402,309 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$56,057,967	1,658,729	$33.80
Class B	2,998,660	89,303	33.58
Class C	6,427,605	192,147	33.45
Class F-1	4,151,853	123,059	33.74
Class F-2	1,164,934	34,473	33.79
Class 529-A	1,796,406	53,278	33.72
Class 529-B	188,416	5,611	33.58
Class 529-C	491,007	14,627	33.57
Class 529-E	80,309	2,385	33.67
Class 529-F-1	48,448	1,436	33.75
Class R-1	217,124	6,478	33.52
Class R-2	1,269,875	37,968	33.45
Class R-3	2,208,120	65,698	33.61
Class R-4	1,839,950	54,549	33.73
Class R-5	1,598,415	47,272	33.81
Class R-6	517,229	15,296	33.82

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $35.86 and $35.78, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $219,869; also includes $6,731 from affiliates)	$2,343,195
Interest	123,687	$2,466,882

Fees and expenses*:
Investment advisory services	258,073
Distribution services	225,850
Transfer agent services	86,385
Administrative services	33,263
Reports to shareholders	5,010
Registration statement and prospectus	14,718
Directors' compensation	915
Auditing and legal	281
Custodian	11,998
State and local taxes	999
Other	4,742
Total fees and expenses before waiver	642,234
Less investment advisory services waiver	2,084
Total fees and expenses after waiver		640,150
Net investment income		1,826,732

Net realized loss and unrealized appreciation on investments and currency:
Net realized (loss) gain on:
Investments (including $5,768 gain from affiliates)	(11,557,904)
Currency transactions	43,777	(11,514,127)
Net unrealized appreciation on:
Investments	31,586,661
Currency translations	10,578	31,597,239
Net realized loss and unrealized appreciation on investments and currency		20,083,112
Net increase in net assets resulting
from operations		$21,909,844

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)
	Year ended November 30
	2009	2008
Operations:
Net investment income	$1,826,732	$3,193,207
Net realized (loss) on investments and currency transactions	(11,514,127)	(4,734,532)
Net unrealized appreciation (depreciation) on investments and currency translations	31,597,239	(47,634,984)
Net increase (decrease) in net assets resulting from operations	21,909,844	(49,176,309)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,362,285)	(2,918,988)
Distributions from net realized gain on investments	-	(7,845,316)
Total dividends and distributions paid to shareholders	(2,362,285)	(10,764,304)

Net capital share transactions	(3,027,646)	11,167,361

Total increase (decrease) in net assets	16,519,913	(48,773,252)

Net assets:
Beginning of year	64,536,405	113,309,657
End of year (including undistributed
net investment income: $559,176 and $1,041,713, respectively)	$81,056,318	$64,536,405

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The fund is subject to risks, including the possibility that the fund's income and the value of its portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2002.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2009, the fund reclassified $54,446,000 from accumulated net realized loss to undistributed net investment income; and reclassified $1,430,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$794,862
Capital loss carryforwards*:
Expiring 2016	$(2,728,750)
Expiring 2017	(13,178,426)	(15,907,176)
Post-October capital loss deferrals (realized during the period November 1, 2009, through November 30, 2009)†		(362,906)
Gross unrealized appreciation on investment securities		13,260,201
Gross unrealized depreciation on investment securities		(4,463,213)
Net unrealized appreciation/(depreciation) on investment securities		8,796,988
Cost of investment securities		72,211,283
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2009			Year ended November 30, 2008
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,709,423	$-	$1,709,423	$2,322,238	5,599,974	$7,922,212
Class B	76,151	-	76,151	97,747	321,740	419,487
Class C	158,321	-	158,321	205,388	677,948	883,336
Class F-1	130,498	-	130,498	189,626	436,957	626,583
Class F-2*	20,416	-	20,416	429	-	429
Class 529-A	49,808	-	49,808	53,323	122,145	175,468
Class 529-B	4,336	-	4,336	4,497	14,634	19,131
Class 529-C	10,753	-	10,753	10,913	34,438	45,351
Class 529-E	2,049	-	2,049	2,148	5,602	7,750
Class 529-F-1	1,373	-	1,373	1,396	2,907	4,303
Class R-1	4,509	-	4,509	3,840	10,685	14,525
Class R-2	27,566	-	27,566	27,134	85,402	112,536
Class R-3	55,202	-	55,202	52,031	129,495	181,526
Class R-4	49,554	-	49,554	47,281	104,313	151,594
Class R-5	55,468	-	55,468	65,469	134,604	200,073
Class R-6†	6,858	-	6,858	-	-	-
Total	$2,362,285	$-	$2,362,285	$3,083,460	$7,680,844	$10,764,304

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended November 30, 2009, total investment advisory services fees waived by CRMC were $2,084,000. As a result, the fee shown on the accompanying financial statements of $258,073,000, which was equivalent to an annualized rate of 0.379%, was reduced to $255,989,000, or 0.376% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$105,943	$81,750	Not applicable	Not applicable	Not applicable
Class B	26,470	4,635	Not applicable	Not applicable	Not applicable
Class C	54,942	Included in administrative services	$8,247	$1,583	Not applicable
Class F-1	8,736		4,684	533	Not applicable
Class F-2	Not applicable		756	44	Not applicable
Class 529-A	2,725		1,696	291	$1,426
Class 529-B	1,570		188	64	157
Class 529-C	3,902		465	134	391
Class 529-E	319		76	13	64
Class 529-F-1	-		45	8	38
Class R-1	1,609		198	60	Not applicable
Class R-2	7,550		1,502	3,376	Not applicable
Class R-3	8,547		2,531	996	Not applicable
Class R-4	3,537		2,081	68	Not applicable
Class R-5	Not applicable		1,406	27	Not applicable
Class R-6*	Not applicable		114	1	Not applicable
Total	$225,850	$86,385	$23,989	$7,198	$2,076
*Class R-6 was offered beginning May 1, 2009.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $915,000, shown on the accompanying financial statements, includes $671,000 in current fees (either paid in cash or deferred) and a net increase of $244,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$14,275,045	$-	$-	$14,275,045
Information technology	8,386,551	-	-	8,386,551
Telecommunication services	7,612,518	-	-	7,612,518
Health care	7,143,973	-	-	7,143,973
Consumer staples	7,067,723	-	-	7,067,723
Industrials	6,997,912	-	-	6,997,912
Consumer discretionary	6,629,325	-	-	6,629,325
Energy	5,842,982	-	-	5,842,982
Utilities	5,310,440	-	-	5,310,440
Materials	3,193,931	-	-	3,193,931
Miscellaneous	3,548,417	-	-	3,548,417
Preferred stocks	-	240,672	-	240,672
Rights	38,159	-	-	38,159
Convertible securities	226,421	67,944	-	294,365
Bonds & notes	-	715,412	-	715,412
Short-term securities	-	3,710,846	-	3,710,846
Total	$76,273,397	$4,734,874	$-	$81,008,271

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended November 30, 2009 (dollars in thousands):

	Beginning value at 12/1/2008	Net purchases	Net unrealized depreciation (*)	Net transfers out of Level 3	Ending value at 11/30/2009
Investment securities	$-	$63,750	$(38,740)	$(25,010)	$-

(*) Net unrealized depreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2009
Class A	$5,634,311	202,086	$1,632,579	60,039	$(10,857,239)	(407,937)	$(3,590,349)	(145,812)
Class B	146,474	5,569	73,743	2,731	(572,222)	(21,521)	(352,005)	(13,221)
Class C	663,023	23,791	149,763	5,564	(1,340,195)	(51,270)	(527,409)	(21,915)
Class F-1	1,062,501	38,240	114,839	4,234	(1,703,989)	(63,851)	(526,649)	(21,377)
Class F-2	983,737	34,325	13,832	487	(153,120)	(5,313)	844,449	29,499
Class 529-A	245,229	8,767	49,793	1,831	(156,871)	(5,846)	138,151	4,752
Class 529-B	11,926	462	4,336	160	(14,889)	(562)	1,373	60
Class 529-C	81,220	2,922	10,746	397	(58,574)	(2,176)	33,392	1,143
Class 529-E	12,904	465	2,048	75	(8,500)	(317)	6,452	223
Class 529-F-1	11,134	397	1,373	51	(6,695)	(243)	5,812	205
Class R-1	71,826	2,580	4,454	164	(31,923)	(1,164)	44,357	1,580
Class R-2	359,598	13,225	27,535	1,019	(256,621)	(9,388)	130,512	4,856
Class R-3	677,243	24,411	55,047	2,027	(438,046)	(15,794)	294,244	10,644
Class R-4	618,187	22,241	49,529	1,816	(418,241)	(15,026)	249,475	9,031
Class R-5	597,447	21,560	53,891	1,991	(852,656)	(31,119)	(201,318)	(7,568)
Class R-6(2)	426,564	15,423	6,858	234	(11,555)	(361)	421,867	15,296
Total net increase
(decrease)	$11,603,324	416,464	$2,250,366	82,820	$(16,881,336)	(631,888)	$(3,027,646)	(132,604)

Year ended November 30, 2008
Class A	$11,961,360	302,293	$7,623,707	181,028	$(13,282,179)	(385,998)	$6,302,888	97,323
Class B	635,434	16,074	404,754	9,600	(742,987)	(21,168)	297,201	4,506
Class C	1,777,688	44,751	843,376	20,069	(1,950,929)	(56,716)	670,135	8,104
Class F-1	2,378,035	60,886	561,629	13,367	(2,130,959)	(61,949)	808,705	12,304
Class F-2(3)	171,088	5,477	354	10	(14,535)	(513)	156,907	4,974
Class 529-A	452,384	11,541	175,445	4,183	(147,382)	(4,159)	480,447	11,565
Class 529-B	42,218	1,084	19,129	454	(15,041)	(427)	46,306	1,111
Class 529-C	141,424	3,604	45,344	1,077	(57,059)	(1,607)	129,709	3,074
Class 529-E	19,139	497	7,749	185	(8,107)	(224)	18,781	458
Class 529-F-1	16,196	413	4,303	103	(6,204)	(169)	14,295	347
Class R-1	97,956	2,549	14,333	342	(41,763)	(1,174)	70,526	1,717
Class R-2	500,171	13,071	112,394	2,679	(314,287)	(8,533)	298,278	7,217
Class R-3	968,403	25,368	180,882	4,318	(514,400)	(13,973)	634,885	15,713
Class R-4	884,814	22,799	151,547	3,617	(442,681)	(12,024)	593,680	14,392
Class R-5	920,198	23,297	192,108	4,581	(467,688)	(12,572)	644,618	15,306
Total net increase
(decrease)	$20,966,508	533,704	$10,337,054	245,613	$(20,136,201)	(581,206)	$11,167,361	198,111

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $27,108,069,000 and $27,129,984,000, respectively, during the year ended November 30, 2009.

8. Subsequent events

As of January 8, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 11/30/2009	$25.50	$.78	$8.52	$9.30	$(1.00)	$-	$(1.00)	$33.80	37.48%	$56,058	.83%	.83%	2.80%
Year ended 11/30/2008	48.56	1.27	(19.81)	(18.54)	(1.18)	(3.34)	(4.52)	25.50	(41.75)	46,011	.75	.71	3.28
Year ended 11/30/2007	42.82	1.24	7.40	8.64	(1.10)	(1.80)	(2.90)	48.56	21.23	82,899	.73	.69	2.75
Year ended 11/30/2006	36.99	.96	7.26	8.22	(.95)	(1.44)	(2.39)	42.82	23.38	60,265	.73	.69	2.44
Year ended 11/30/2005	33.80	.84	3.95	4.79	(.80)	(.80)	(1.60)	36.99	14.78	39,841	.76	.73	2.41
Class B:
Year ended 11/30/2009	25.34	.57	8.46	9.03	(.79)	-	(.79)	33.58	36.43	2,999	1.61	1.61	2.04
Year ended 11/30/2008	48.27	.96	(19.69)	(18.73)	(.86)	(3.34)	(4.20)	25.34	(42.21)	2,598	1.52	1.48	2.51
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443	1.53	1.49	1.65
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158	1.55	1.52	1.62
Class C:
Year ended 11/30/2009	25.25	.56	8.43	8.99	(.79)	-	(.79)	33.45	36.42	6,428	1.61	1.61	2.01
Year ended 11/30/2008	48.11	.95	(19.63)	(18.68)	(.84)	(3.34)	(4.18)	25.25	(42.23)	5,405	1.56	1.52	2.47
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572	1.58	1.54	1.60
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781	1.61	1.57	1.56
Class F-1:
Year ended 11/30/2009	25.46	.79	8.50	9.29	(1.01)	-	(1.01)	33.74	37.49	4,152	.82	.81	2.83
Year ended 11/30/2008	48.48	1.27	(19.78)	(18.51)	(1.17)	(3.34)	(4.51)	25.46	(41.76)	3,677	.76	.72	3.30
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406	.75	.71	2.73
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174	.76	.72	2.41
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445	.82	.78	2.35
Class F-2:
Year ended 11/30/2009	25.51	.72	8.64	9.36	(1.08)	-	(1.08)	33.79	37.80	1,165	.58	.58	2.42
Period from 8/1/2008 to 11/30/2008	38.34	.23	(12.79)	(12.56)	(.27)	-	(.27)	25.51	(32.95)	127	.18	.17	.83
Class 529-A:
Year ended 11/30/2009	25.45	.77	8.49	9.26	(.99)	-	(.99)	33.72	37.41	1,796	.87	.86	2.75
Year ended 11/30/2008	48.46	1.24	(19.76)	(18.52)	(1.15)	(3.34)	(4.49)	25.45	(41.77)	1,235	.80	.77	3.23
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791	.80	.76	2.69
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089	.79	.75	2.39
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585	.83	.80	2.33
Class 529-B:
Year ended 11/30/2009	25.35	.54	8.46	9.00	(.77)	-	(.77)	33.58	36.29	188	1.70	1.69	1.95
Year ended 11/30/2008	48.28	.92	(19.70)	(18.78)	(.81)	(3.34)	(4.15)	25.35	(42.26)	140	1.62	1.58	2.41
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142	1.64	1.60	1.53
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81	1.70	1.67	1.46
Class 529-C:
Year ended 11/30/2009	25.34	.54	8.47	9.01	(.78)	-	(.78)	33.57	36.32	491	1.69	1.68	1.93
Year ended 11/30/2008	48.27	.92	(19.69)	(18.77)	(.82)	(3.34)	(4.16)	25.34	(42.27)	342	1.61	1.58	2.42
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304	1.63	1.59	1.54
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162	1.69	1.65	1.47
Class 529-E:
Year ended 11/30/2009	25.41	.68	8.49	9.17	(.91)	-	(.91)	33.67	37.03	80	1.18	1.17	2.43
Year ended 11/30/2008	48.40	1.12	(19.74)	(18.62)	(1.03)	(3.34)	(4.37)	25.41	(41.97)	55	1.11	1.07	2.92
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53	1.11	1.08	2.06
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30	1.17	1.13	1.99

Class 529-F-1:
Year ended 11/30/2009	$25.47	$.82	$8.50	$9.32	$(1.04)	$-	$(1.04)	$33.75	37.68%	$49	.68%	.67%	2.93%
Year ended 11/30/2008	48.50	1.31	(19.76)	(18.45)	(1.24)	(3.34)	(4.58)	25.47	(41.66)	31	.61	.57	3.44
Year ended 11/30/2007	42.78	1.31	7.36	8.67	(1.15)	(1.80)	(2.95)	48.50	21.36	43	.60	.57	2.89
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22	.61	.58	2.56
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12	.76	.73	2.40
Class R-1:
Year ended 11/30/2009	25.31	.57	8.45	9.02	(.81)	-	(.81)	33.52	36.45	217	1.58	1.58	2.02
Year ended 11/30/2008	48.22	.96	(19.67)	(18.71)	(.86)	(3.34)	(4.20)	25.31	(42.21)	124	1.52	1.48	2.54
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Year ended 11/30/2006	36.78	.62	7.21	7.83	(.62)	(1.44)	(2.06)	42.55	22.31	86	1.60	1.56	1.58
Year ended 11/30/2005	33.63	.53	3.93	4.46	(.51)	(.80)	(1.31)	36.78	13.78	44	1.63	1.58	1.54
Class R-2:
Year ended 11/30/2009	25.25	.55	8.43	8.98	(.78)	-	(.78)	33.45	36.34	1,270	1.66	1.66	1.95
Year ended 11/30/2008	48.11	.93	(19.62)	(18.69)	(.83)	(3.34)	(4.17)	25.25	(42.24)	836	1.59	1.55	2.45
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793	1.70	1.54	1.59
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437	1.79	1.57	1.56
Class R-3:
Year ended 11/30/2009	25.37	.69	8.48	9.17	(.93)	-	(.93)	33.61	37.07	2,208	1.13	1.13	2.47
Year ended 11/30/2008	48.32	1.12	(19.70)	(18.58)	(1.03)	(3.34)	(4.37)	25.37	(41.95)	1,397	1.09	1.05	2.95
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138	1.13	1.09	2.05
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628	1.15	1.12	2.00
Class R-4:
Year ended 11/30/2009	25.46	.78	8.50	9.28	(1.01)	-	(1.01)	33.73	37.46	1,840	.83	.83	2.76
Year ended 11/30/2008	48.48	1.23	(19.75)	(18.52)	(1.16)	(3.34)	(4.50)	25.46	(41.77)	1,159	.79	.76	3.25
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509	.81	.77	2.69
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860	.82	.78	2.35
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435	.84	.81	2.29
Class R-5:
Year ended 11/30/2009	25.51	.88	8.51	9.39	(1.09)	-	(1.09)	33.81	37.89	1,598	.53	.53	3.18
Year ended 11/30/2008	48.58	1.35	(19.80)	(18.45)	(1.28)	(3.34)	(4.62)	25.51	(41.61)	1,399	.50	.46	3.54
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921	.50	.47	3.01
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023	.52	.48	2.64
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541	.54	.50	2.63
Class R-6:
Period from 5/1/2009 to 11/30/2009	26.05	.51	7.85	8.36	(.59)	-	(.59)	33.82	32.50	517	.49 (6)	.49 (6)	2.84 (6)

	Year ended November 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	44%	37%	30%	30%	26%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3) For the year ended November 30, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.29%, respectively.  The impact to the other share classes would have been approximately the same.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2010

Expense example
                                                                                                                                  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009, through November 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2009	Ending account value 11/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,209.47	$4.54	.82%
Class A -- assumed 5% return	1,000.00	1,020.96	4.15	.82
Class B -- actual return	1,000.00	1,204.48	8.84	1.60
Class B -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class C -- actual return	1,000.00	1,204.27	8.95	1.62
Class C -- assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class F-1 -- actual return	1,000.00	1,209.21	4.49	.81
Class F-1 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 -- actual return	1,000.00	1,210.56	3.21	.58
Class F-2 -- assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-A -- actual return	1,000.00	1,209.03	4.76	.86
Class 529-A -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class 529-B -- actual return	1,000.00	1,204.04	9.34	1.69
Class 529-B -- assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class 529-C -- actual return	1,000.00	1,204.26	9.28	1.68
Class 529-C -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class 529-E -- actual return	1,000.00	1,207.27	6.47	1.17
Class 529-E -- assumed 5% return	1,000.00	1,019.20	5.92	1.17
Class 529-F-1 -- actual return	1,000.00	1,210.41	3.71	.67
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.71	3.40	.67
Class R-1 -- actual return	1,000.00	1,204.84	8.79	1.59
Class R-1 -- assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class R-2 -- actual return	1,000.00	1,204.33	9.01	1.63
Class R-2 -- assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class R-3 -- actual return	1,000.00	1,207.17	6.25	1.13
Class R-3 -- assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class R-4 -- actual return	1,000.00	1,209.32	4.65	.84
Class R-4 -- assumed 5% return	1,000.00	1,020.86	4.26	.84
Class R-5 -- actual return	1,000.00	1,210.84	2.94	.53
Class R-5 -- assumed 5% return	1,000.00	1,022.41	2.69	.53
Class R-6 -- actual return	1,000.00	1,211.53	2.72	.49
Class R-6 -- assumed 5% return	1,000.00	1,022.61	2.48	.49

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2009:

Foreign taxes	$0.09 per share
Foreign source income	$0.84 per share
Qualified dividend income	100%
Corporate dividends received deduction	$836,029,000
U.S. government income that may be exempt from state taxation	$8,431,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Joseph C. Berenato, 63	2005	Chairman, Ducommun Incorporated (aerospace
		components manufacturer)

H. Frederick Christie, 76	1993	Private investor; former President and CEO,
Chairman of the Board		The Mission Group (non-utility holding company,
(Independent and		subsidiary of Southern California Edison Company)
Non-Executive)

Robert J. Denison, 68	2005	Chair, First Security Management (private investment)

Mary Anne Dolan,4 62	2010	Founder and President, MAD Ink (communications
		company); former Editor-in-Chief, The Los Angeles
		Herald Examiner

R. Clark Hooper,4 63	2010	Private investor; former President, Dumbarton Group,
		LLC (securities industry consulting); former Executive
		Vice President — Policy and Oversight, NASD

Koichi Itoh, 69	2005	Executive Chairman of the Board, Itoh Building Co.,
		Ltd. (building management); former President,
		Autosplice KK (electronics)

Merit E. Janow, 51	2001	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Leonade D. Jones,4 62	2010	Co-founder, VentureThink LLC (developed and
		managed e-commerce businesses) and Versura Inc.
		(education loan exchange); former Treasurer, The
		Washington Post Company

Gail L. Neale, 74	1993	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit
		organizations)

Robert J. O’Neill, Ph.D., 73	1993	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Chairman, Academic Advisory Committee, United
		States Studies Centre, University of Sydney,
		Australia; Chairman of Directors, Forty Seven Friends
		Pty Ltd (a not-for-profit supporting a local art and craft
		center in Australia); former Planning Director and
		acting CEO, United States Studies Centre, University
		of Sydney, Australia; former Deputy Chairman of the
		Council and Chairman of the International Advisory
		Panel, Graduate School of Government, University of
		Sydney, Australia; former Chairman of the Council,
		Australian Strategic Policy Institute; former Chichele
		Professor of the History of War and Fellow, All Souls
		College, University of Oxford; former Chairman of the
		Council, International Institute for Strategic Studies

Donald E. Petersen, 83	1993	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 67	1993–1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation
		consultant to Land Rover and Jaguar North America;
		author of The Jaguar Conservation Trust

Christopher E. Stone, 53	2009	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 60	2001	President and Professor of Anthropology, The
		University of Tulsa; former President and Professor of
		Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 85	1993	Senior Economic Adviser and Corporate Chair in
		International Economics, The RAND Corporation;
		former Dean, The RAND Graduate School

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Joseph C. Berenato, 63	6	None

H. Frederick Christie, 76	3	AECOM Technology Corporation;
Chairman of the Board		DineEquity, Inc.;
(Independent and		Ducommun Incorporated;
Non-Executive)		SouthWest Water Company

Robert J. Denison, 68	8	None

Mary Anne Dolan,4 62	9	None

R. Clark Hooper,4 63	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 69	6	None

Merit E. Janow, 51	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Leonade D. Jones,4 62	9	None

Gail L. Neale, 74	5	None

Robert J. O’Neill, Ph.D., 73	3	None

Donald E. Petersen, 83	2	None

Stefanie Powers, 67	3	None

Christopher E. Stone, 53	6	None

Steadman Upham, Ph.D., 60	41	None

Charles Wolf, Jr., Ph.D., 85	2	None

Mary Myers Kauppila retired from the board in September 2009. The directors thank Mrs. Kauppila for her dedication and service to the fund.

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Gina H. Despres, 68	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Mark E. Denning,4 52	1993	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company;
		Director, Capital International Limited6

“Interested” directors5

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Gina H. Despres, 68	4	None
Vice Chairman of the Board

Mark E. Denning,4 52	1	None
President

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Stephen E. Bepler, 67	1993	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company6

Michael J. Thawley, 59	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;6 former Australian
		Ambassador to the United States

Jeanne K. Carroll, 61	2001	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Sung Lee, 43	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director, The
		Capital Group Companies, Inc.6

Jesper Lyckeus, 42	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

David M. Riley, 42	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management
		Company

Donald H. Rolfe, 37	2008	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Vincent P. Corti, 53	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 38	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 37	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Neal F. Wellons, 38	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4Mary Anne Dolan, R. Clark Hooper, Leonade D. Jones and Mark E. Denning were elected to the board by the fund’s shareholders effective January 1, 2010. Paul G. Haaga, Jr. retired from the board on December 31, 2009.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2009, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Results of meeting of shareholders (held November 24, 2009)

Shares outstanding (all classes) on record date (August 28, 2009): 2,412,373,940
Total shares voting on November 24, 2009: 1,561,542,903 (64.7% of shares outstanding)

Election of board members
		Percent of		Percent of
		shares	Votes	shares
Director*	Votes for	voting for	withheld	withheld

Joseph C. Berenato	1,518,161,801	97.2%	43,381,102	2.8%
Robert J. Denison	1,518,198,699	97.2	43,344,204	2.8
Mark E. Denning	1,518,230,796	97.2	43,312,107	2.8
Gina H. Despres	1,518,233,687	97.2	43,309,216	2.8
Mary Anne Dolan	1,518,115,410	97.2	43,427,493	2.8
R. Clark Hooper	1,518,018,947	97.2	43,523,956	2.8
Koichi Itoh	1,518,118,119	97.2	43,424,784	2.8
Merit E. Janow	1,518,029,040	97.2	43,513,863	2.8
Leonade D. Jones	1,518,074,599	97.2	43,468,304	2.8
Gail L. Neale	1,518,111,818	97.2	43,431,085	2.8
Robert J. O’Neill	1,518,042,638	97.2	43,500,265	2.8
Stefanie Powers	1,517,865,374	97.2	43,677,529	2.8
Christopher E. Stone	1,518,190,275	97.2	43,352,628	2.8
Steadman Upham	1,517,704,383	97.2	43,838,520	2.8

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	1,208,997,979	50.1%	33,660,154	1.4%	318,884,770	†	13.2%

		Percent of		Percent of			Percent of
		shares	Votes	shares voting	Votes		shares
	Votes for	voting for	against	against	abstaining		abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	1,205,674,138	77.2%	37,279,713	2.4%	318,589,052	†	20.4%
Issuance of senior securities	1,205,041,912	77.2	36,861,096	2.3	319,639,895	†	20.5
Underwriting	1,206,304,054	77.2	35,334,050	2.3	319,904,799	†	20.5
Investments in real estate or commodities	1,203,334,597	77.1	39,124,460	2.5	319,083,846	†	20.4
Lending	1,202,424,198	77.0	39,709,861	2.5	319,408,844	†	20.5
Industry concentration	1,207,425,199	77.3	34,455,702	2.2	319,662,002	†	20.5
Elimination of certain policies	1,200,840,247	76.9	39,051,329	2.5	321,651,327	†	20.6

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund's day-to-day investment management without additional shareholder approval	1,193,586,063	76.4	47,324,721	3.1	320,632,119	†	20.5

To approve amendments to the fund's Investment Advisory and Service Agreement with CRMC	1,198,359,722	76.7	40,898,011	2.7	322,285,170	†	20.6

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	1,194,675,410	76.5	45,562,675	2.9	321,304,818	†	20.6

To consider a shareholder proposal regarding genocide-free investing (broker non-votes = 283,061,290)	143,389,799	11.2	1,068,221,303	83.6	66,870,511		5.2

*H. Frederick Christie, Donald E. Petersen and Charles Wolf, Jr. did not stand for election at the meeting of shareholders because they plan to retire in December 2010.
†Includes broker non-votes.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
>Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-933-0110P

Litho in USA WG/Q/8072-S20685

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Charles Wolf, Jr., a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$102,000
2009	$124,000

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	$8,000
2009	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	$5,000
2009	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $13,000 for fiscal year 2008 and $19,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Capital World Growth and Income FundSM
Investment portfolio

November 30, 2009

Common stocks — 93.77%	Shares	Value (000)

FINANCIALS — 17.61%
Banco Santander, SA	121,845,641	$2,085,666
BNP Paribas SA	13,066,156	1,078,102
Société Générale	14,185,748	997,887
Industrial and Commercial Bank of China Ltd., Class H	973,494,000	822,812
Prudential PLC	75,209,580	772,738
Banco Bradesco SA, preferred nominative	29,577,179	615,839
HSBC Holdings PLC (Hong Kong)	26,720,033	312,731
HSBC Holdings PLC (United Kingdom)	20,476,231	237,794
Credit Suisse Group AG	9,295,200	481,233
AXA SA	19,515,596	464,631
Banco do Brasil SA, ordinary nominative	25,129,500	442,956
UBS AG1	28,501,810	442,113
Wells Fargo & Co.	15,000,000	420,600
UniCredit SpA1	100,248,301	342,143
JPMorgan Chase & Co.	7,740,000	328,873
China Construction Bank Corp., Class H	360,569,000	321,043
M&T Bank Corp.	4,637,700	304,140
Bank of China Ltd., Class H	529,506,000	298,593
Deutsche Bank AG	3,999,079	288,302
Itaú Unibanco Holding SA, preferred nominative (ADR)	8,888,045	197,759
Itaú Unibanco Holding SA, preferred nominative	1,771,000	38,340
Sampo Oyj, Class A	9,845,675	233,374
Canadian Imperial Bank of Commerce (CIBC)	3,500,000	227,777
Bank of New York Mellon Corp.	8,400,000	223,776
Bank of America Corp.	13,256,958	210,123
CapitaMall Trust, units	144,633,700	179,773
Hang Seng Bank Ltd.	12,242,700	179,150
Swire Pacific Ltd., Class A	14,951,500	171,616
Erste Bank der oesterreichischen Sparkassen AG	3,103,701	126,089
Barclays PLC	24,591,602	118,092
Link REIT	40,887,500	102,990
Australia and New Zealand Banking Group Ltd.	5,036,228	101,937
Banco Bilbao Vizcaya Argentaria, SA	4,572,581	86,056
QBE Insurance Group Ltd.	4,132,137	83,977
DnB NOR ASA1	7,419,300	83,297
Komercní banka, AS	365,000	79,626
Unibail-Rodamco SE, non-registered shares	350,000	78,761
Kasikornbank PCL, nonvoting depository receipt	26,250,000	67,956
Swedbank AB, Class A1	3,379,099	32,194
Swedbank AB, Class A, preference shares1	3,256,299	30,535
Grupo Financiero Banorte, SAB de CV, Series O	17,058,553	58,943
China Life Insurance Co. Ltd., Class H	11,150,000	55,826
ING Groep NV, depository receipts1	5,756,000	53,572
NIPPONKOA Insurance Co., Ltd.	8,860,000	52,819
Zurich Financial Services AG	230,000	49,554
Sun Hung Kai Properties Ltd.	3,083,000	45,711
Kimco Realty Corp.	3,632,329	44,750
Lloyds Banking Group PLC1	49,319,034	44,678
Admiral Group PLC	2,051,180	35,748
Kerry Properties Ltd.	4,932,405	25,045
Developers Diversified Realty Corp.	2,032,000	20,564
ICICI Bank Ltd.	934,200	17,462
ICICI Bank Ltd. (ADR)	4,000	149
GAGFAH SA	1,919,471	17,335
Starwood Property Trust, Inc.	750,000	14,550
Westpac Banking Corp.	612,000	13,500
Allied Capital Corp.	3,798,000	13,445
Fortis SA/NV1,2	5,765,000	—
		14,275,045

INFORMATION TECHNOLOGY — 10.35%
Microsoft Corp.	78,288,000	2,302,450
Taiwan Semiconductor Manufacturing Co. Ltd.	366,968,311	695,896
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	20,226,531	210,154
MediaTek Inc.	40,996,014	645,095
Oracle Corp.	19,997,000	441,534
Redecard SA, ordinary nominative	27,042,200	413,423
Canon, Inc.	8,949,100	345,633
Nintendo Co., Ltd.	1,346,200	331,163
Cia. Brasileira de Meios de Pagamento, ordinary nominative	33,722,700	316,451
Accenture PLC, Class A	7,600,000	311,904
Automatic Data Processing, Inc.	6,420,000	278,949
Acer Inc.	103,076,451	256,251
Telefonaktiebolaget LM Ericsson, Class B	24,000,000	230,033
Delta Electronics, Inc.	81,913,920	229,827
HOYA CORP.	8,438,000	215,794
HTC Corp.	12,842,075	145,480
Google Inc., Class A1	210,000	122,430
Wistron Corp.	56,470,269	103,581
Hewlett-Packard Co.	2,000,000	98,120
Intel Corp.	5,000,000	96,000
QUALCOMM Inc.	2,030,000	91,350
Siliconware Precision Industries Co., Ltd.	66,700,000	87,774
Nokia Corp. (ADR)	4,169,800	55,292
Nokia Corp.	1,971,000	25,932
Murata Manufacturing Co., Ltd.	1,693,700	80,737
Yahoo! Inc.1	4,156,000	62,215
SAP AG	1,215,000	58,000
Analog Devices, Inc.	1,563,700	46,895
Microchip Technology Inc.	1,340,000	35,175
International Business Machines Corp.	220,000	27,797
Wincor Nixdorf AG	190,000	13,112
Seagate Technology	800,000	12,104
		8,386,551

TELECOMMUNICATION SERVICES — 9.39%
AT&T Inc.	51,599,030	1,390,078
Telefónica, SA	37,505,000	1,075,787
América Móvil, SAB de CV, Series L (ADR)	21,729,299	1,051,264
France Télécom SA	18,197,060	472,959
Singapore Telecommunications Ltd.	185,204,810	392,145
Philippine Long Distance Telephone Co.	4,852,460	265,401
Philippine Long Distance Telephone Co. (ADR)	1,650,000	91,146
Koninklijke KPN NV	18,857,515	334,388
Telekom Austria AG, non-registered shares	18,337,970	318,573
Vodafone Group PLC	109,859,500	247,404
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	227,397,000	216,683
Verizon Communications Inc.	6,502,200	204,559
CenturyTel, Inc.	5,329,126	189,664
Belgacom SA	4,028,000	152,369
Turkcell Iletisim Hizmetleri AS	24,267,000	147,409
Qwest Communications International Inc.	39,904,000	145,650
Magyar Telekom Telecommunications PLC	32,790,388	130,803
Telekomunikacja Polska SA	21,938,710	127,461
OJSC Mobile TeleSystems (ADR)	2,313,137	115,842
Türk Telekomünikasyon AS, Class D	39,150,000	112,514
Telefónica 02 Czech Republic, AS	4,222,000	101,678
Advanced Info Service PCL	25,877,600	63,097
Telmex Internacional, SAB de CV, Class L (ADR)	3,545,500	54,672
NTT DoCoMo, Inc.	32,900	49,987
Telecom Italia SpA, nonvoting	35,000,000	39,564
Teléfonos de México, SAB de CV, Class L (ADR)	1,798,300	32,280
KDDI Corp.	4,800	25,999
MTN Group Ltd.	1,527,205	24,510
Orascom Telecom Holding SAE (GDR)	712,205	17,093
China Mobile Ltd.	1,608,000	15,064
Globe Telecom, Inc.	320,880	6,475
		7,612,518

HEALTH CARE — 8.81%
Bayer AG	24,168,000	1,848,736
Novartis AG	29,056,063	1,612,779
Merck & Co., Inc.	30,334,900	1,098,427
Roche Holding AG	5,451,100	891,692
Abbott Laboratories	5,195,000	283,076
Merck KGaA	2,218,920	209,083
Johnson & Johnson	3,177,000	199,643
UCB SA	3,510,000	156,128
Pfizer Inc	8,350,000	151,719
Medtronic, Inc.	3,423,800	145,306
Fresenius Medical Care AG & Co. KGaA	2,525,000	134,133
Cochlear Ltd.	2,187,675	126,503
Eli Lilly and Co.	2,000,000	73,460
AstraZeneca PLC (Sweden)	1,472,285	65,776
Teva Pharmaceutical Industries Ltd. (ADR)	1,045,000	55,166
Lonza Group Ltd.	656,299	50,804
Orion Oyj, Class B	2,024,201	41,542
		7,143,973

CONSUMER STAPLES — 8.72%
Philip Morris International Inc.	21,605,086	1,038,989
Wesfarmers Ltd.	32,635,068	888,097
Anheuser-Busch InBev NV	11,132,150	555,123
Anheuser-Busch InBev NV1	3,247,475	24
Nestlé SA	10,882,330	514,430
Coca-Cola Co.	7,482,000	427,970
Pernod Ricard SA	4,398,097	374,702
Danone SA	5,938,845	354,686
Altria Group, Inc.	16,675,000	313,657
Kraft Foods Inc., Class A	10,315,000	274,173
Wilmar International Ltd.	59,702,000	271,804
Tesco PLC	37,435,000	260,106
Diageo PLC	13,751,000	231,521
Reynolds American Inc.	4,470,282	223,335
Tingyi (Cayman Islands) Holding Corp.	86,020,000	213,121
Procter & Gamble Co.	3,000,000	187,050
PepsiCo, Inc.	2,530,000	157,417
SABMiller PLC	5,016,000	145,835
Kellogg Co.	2,468,400	129,788
Avon Products, Inc.	2,870,000	98,298
Foster’s Group Ltd.	18,200,000	93,467
Imperial Tobacco Group PLC	2,000,000	58,082
L’Oréal SA	508,100	55,080
Shoppers Drug Mart Corp.	1,185,000	48,495
Koninklijke Ahold NV	3,400,597	45,807
Sara Lee Corp.	3,400,000	41,276
Colgate-Palmolive Co.	411,000	34,602
Molson Coors Brewing Co., Class B	681,000	30,788
		7,067,723

INDUSTRIALS — 8.63%
AB Volvo, Class B	86,870,700	823,310
Siemens AG	5,588,992	547,179
Union Pacific Corp.	5,878,600	371,880
United Parcel Service, Inc., Class B	6,410,100	368,389
3M Co.	4,560,000	353,126
Lockheed Martin Corp.	4,450,900	343,743
PACCAR Inc	8,520,000	315,922
United Technologies Corp.	4,400,000	295,856
Scania AB, Class B	21,500,000	295,266
Air France1,3	15,541,220	246,206
BAE Systems PLC	43,787,000	235,984
CSX Corp.	4,256,355	202,092
General Electric Co.	12,000,000	192,240
Komatsu Ltd.	9,500,000	187,091
Singapore Technologies Engineering Ltd.	76,260,000	166,981
MAp Group	62,688,416	152,378
ComfortDelGro Corp. Ltd.3	135,100,000	144,492
Deutsche Post AG	6,962,832	130,257
Ryanair Holdings PLC (ADR)1	4,900,000	128,429
KONE Oyj, Class B	3,040,000	122,908
Qantas Airways Ltd.	51,021,413	121,220
Schneider Electric SA	1,072,018	117,225
Deutsche Lufthansa AG	7,000,000	111,630
SGS SA	81,707	104,778
Robert Half International Inc.	4,600,000	102,718
Eaton Corp.	1,600,000	102,240
Waste Management, Inc.	3,000,000	98,520
Southwest Airlines Co.	9,433,300	86,786
ASSA ABLOY AB, Class B	4,720,000	86,496
Geberit AG	500,000	86,221
Northrop Grumman Corp.	1,211,600	66,396
Sandvik AB	4,741,281	55,720
Finmeccanica SpA	2,740,000	45,339
Ellaktor SA	4,795,000	38,485
East Japan Railway Co.	485,000	34,313
Metso Oyj	1,035,000	33,259
Singapore Post Private Ltd.	43,500,000	30,649
Jiangsu Expressway Co. Ltd., Class H	34,260,000	30,372
Vallourec SA	118,000	19,720
Contax Participações SA, ordinary nominative	38,106	2,096
		6,997,912

CONSUMER DISCRETIONARY — 8.18%
Industria de Diseño Textil, SA	9,807,876	624,305
Cie. Générale des Établissements Michelin, Class B	7,579,000	574,186
Honda Motor Co., Ltd.	14,582,000	456,639
H & M Hennes & Mauritz AB, Class B	6,371,875	375,824
OPAP SA	14,822,910	355,130
British Sky Broadcasting Group PLC	40,643,900	353,503
Vivendi SA	12,095,100	348,204
Li & Fung Ltd.	80,709,000	324,940
Daimler AG	6,289,000	318,140
Renault SA1	5,304,131	256,224
Toyota Motor Corp.	6,396,300	255,199
Johnson Controls, Inc.	8,240,000	222,892
Esprit Holdings Ltd.	27,238,432	183,124
Bayerische Motoren Werke AG, nonvoting preferred	2,580,000	84,919
Bayerische Motoren Werke AG	1,675,000	78,966
McDonald’s Corp.	2,000,000	126,500
Whirlpool Corp.	1,563,730	115,966
Lowe’s Companies, Inc.	4,600,000	100,326
Time Warner Inc.4	2,703,333	77,180
Time Warner Inc.	630,000	19,353
Expedia, Inc.1	3,707,600	94,470
Billabong International Ltd.	9,133,367	87,634
Target Corp.	1,847,500	86,019
adidas AG	1,475,000	84,374
Swatch Group Ltd, non-registered shares	232,300	58,491
Swatch Group Ltd	521,655	24,930
Staples, Inc.	3,500,000	81,620
Marks and Spencer Group PLC	12,818,187	81,252
Kesa Electricals PLC3	26,593,098	66,222
Kingfisher PLC	16,730,999	65,188
News Corp., Class A	5,590,458	64,067
Carnival Corp., units1	2,000,000	64,060
Yue Yuen Industrial (Holdings) Ltd.	22,441,000	63,273
Accor SA	1,111,600	59,434
Comcast Corp., Class A	4,000,000	58,680
YUM! Brands, Inc.	1,590,000	56,079
Sherwin-Williams Co.	870,000	52,931
Porsche Automobil Holding SE, nonvoting preferred	688,282	47,859
Aristocrat Leisure Ltd.	8,517,734	31,368
Hyundai Mobis Co., Ltd.	225,000	28,792
Fairfax Media Ltd.	18,000,000	26,893
Limited Brands, Inc.	1,500,000	24,885
DSG international PLC1	39,752,154	23,938
Mattel, Inc.	1,000,000	19,460
KB Home	1,000,000	13,550
D.R. Horton, Inc.	1,200,000	12,336
		6,629,325

ENERGY — 7.21%
Royal Dutch Shell PLC, Class B	17,777,849	507,237
Royal Dutch Shell PLC, Class A	7,850,000	233,058
Royal Dutch Shell PLC, Class A (ADR)	3,504,000	209,399
Royal Dutch Shell PLC, Class B (ADR)	689,599	39,886
BP PLC	78,891,534	744,608
Eni SpA	29,673,000	734,505
ConocoPhillips	14,165,000	733,322
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	11,173,400	503,473
OAO Gazprom (ADR)	14,857,000	337,551
Woodside Petroleum Ltd.	7,360,905	327,912
EOG Resources, Inc.	3,325,000	287,579
Sasol Ltd.	5,737,000	225,373
TOTAL SA	3,314,000	204,882
Canadian Oil Sands Trust	5,257,800	145,621
Canadian Oil Sands Trust5	1,100,000	30,466
China National Offshore Oil Corp.	104,014,900	160,260
Husky Energy Inc.	3,456,000	90,646
OAO LUKOIL (ADR)	1,400,000	81,340
Canadian Natural Resources, Ltd.	1,040,000	69,396
PetroChina Co. Ltd., Class H	36,416,000	45,112
Schlumberger Ltd.	700,000	44,723
Marathon Oil Corp.	1,340,000	43,711
Chevron Corp.	550,000	42,922
		5,842,982

UTILITIES — 6.55%
GDF Suez	35,887,768	1,497,258
Fortum Oyj	22,138,000	560,941
Scottish and Southern Energy PLC	28,634,905	525,389
RWE AG	3,879,500	355,778
CEZ, a s	7,016,000	350,458
Public Service Enterprise Group Inc.	9,795,000	307,171
SUEZ Environnement Co.	13,109,954	291,375
Cia. Energética de Minas Gerais — Cemig, preferred nominative	14,802,676	254,170
FirstEnergy Corp.	4,495,000	193,645
E.ON AG	4,200,000	165,964
Dominion Resources, Inc.	4,456,422	162,125
Exelon Corp.	3,000,000	144,540
NTPC Ltd.	29,619,270	133,838
Hongkong Electric Holdings Ltd.	22,021,500	119,634
Veolia Environnement	3,289,303	111,251
PPL Corp.	2,260,000	68,975
Gas Natural SDG, SA	2,411,864	49,986
China Resources Power Holdings Co. Ltd.	8,800,000	17,942
		5,310,440

MATERIALS — 3.94%
Linde AG	5,780,800	710,092
Akzo Nobel NV	8,819,000	558,714
Syngenta AG	1,484,000	393,458
BASF SE	3,583,000	215,869
Koninklijke DSM NV	3,084,500	151,592
Impala Platinum Holdings Ltd.	6,231,000	144,569
CRH PLC	5,551,167	139,742
Israel Chemicals Ltd.	9,655,000	124,515
POSCO	211,230	101,225
Rautaruukki Oyj	4,696,570	97,655
Holcim Ltd1	1,240,908	89,325
Shin-Etsu Chemical Co., Ltd.	1,522,600	82,823
OneSteel Ltd.	23,534,888	64,519
ArcelorMittal	1,632,654	63,559
Usinas Siderúrgicas de Minas Gerais SA — USIMINAS, Class A, preferred nominative	2,062,750	60,247
Weyerhaeuser Co.	1,375,000	53,542
voestalpine AG	1,397,000	49,544
Givaudan SA	35,132	27,808
Makhteshim-Agan Industries Ltd.	5,235,000	25,456
Huabao International Holdings Ltd.	19,755,000	20,903
Potash Corp. of Saskatchewan Inc.	167,000	18,774
		3,193,931

MISCELLANEOUS — 4.38%
Other common stocks in initial period of acquisition		3,548,417

Total common stocks (cost: $67,171,906,000)		76,008,817

Preferred stocks — 0.30%	Shares

FINANCIALS — 0.30%
Mizuho Capital Investment (USD) 2 Ltd. 14.95%6,7	95,000,000	118,518
JPMorgan Chase & Co., Series I, 7.90%7	41,090,000	40,307
Barclays Bank PLC 14.00%7	15,565,000	32,854
Wells Fargo & Co. 7.98%7	19,074,000	17,787
Wachovia Capital Trust III 5.80%7	8,675,000	6,029
Lloyds Banking Group PLC 6.657% preference shares6,7	30,300,000	16,091
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative7	14,250,000	9,086

Total preferred stocks (cost: $192,251,000)		240,672

Rights — 0.05%

MISCELLANEOUS — 0.05%
Other rights in initial period of acquisition		38,159

Total rights (cost: $75,085,000)		38,159

	Shares or
Convertible securities — 0.36%	principal amount

CONSUMER DISCRETIONARY — 0.25%
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	5,559,555	196,530
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	92,500	11,562
		208,092

FINANCIALS — 0.03%
Digital Realty Trust, Inc. 5.50% convertible debentures 20296	$4,800,000	6,174
Digital Realty Trust, Inc., Series D, 5.50% convertible preferred	210,000	6,147
IMMOFINANZ AG 2.75% convertible notes 2014	€9,800,000	11,654
		23,975

MISCELLANEOUS — 0.08%
Other convertible securities in initial period of acquisition		62,298

Total convertible securities (cost: $315,570,000)		294,365

	Principal amount
Bonds & notes — 0.88%	(000)

FINANCIALS — 0.40%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20106	$10,000	10,146
Westfield Group 5.40% 20126	1,275	1,337
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20146	14,525	14,807
Westfield Group 7.50% 20146	6,530	7,269
Westfield Group 5.70% 20166	13,081	13,282
Westfield Group 7.125% 20186	21,869	23,577
SLM Corp., Series A, 5.125% 2012	14,667	13,541
SLM Corp., Series A, 5.00% 2013	8,874	7,718
SLM Corp., Series A, 5.375% 2013	4,738	4,242
SLM Corp., Series A, 5.05% 2014	673	560
SLM Corp., Series A, 5.375% 2014	13,915	11,852
SLM Corp., Series A, 5.00% 2015	2,308	1,851
SLM Corp., Series A, 5.00% 2018	6,605	4,685
SLM Corp., Series A, 8.45% 2018	8,760	7,924
SLM Corp., Series A, 5.625% 2033	767	533
Simon Property Group, LP 5.60% 2011	8,750	9,223
Simon Property Group, LP 5.00% 2012	7,510	7,863
Simon Property Group, LP 5.25% 2016	7,075	7,167
Simon Property Group, LP 6.10% 2016	1,725	1,827
Simon Property Group, LP 5.875% 2017	330	344
Simon Property Group, LP 6.125% 2018	1,780	1,879
Simon Property Group, LP 10.35% 2019	11,635	15,039
ProLogis 7.625% 2014	10,830	11,623
ProLogis 5.625% 2015	9,635	9,388
ProLogis 5.625% 2016	6,085	5,785
ProLogis 5.75% 2016	585	563
ProLogis 6.625% 2018	15,075	14,709
SB Capital SA 5.93% 2011	7,000	7,332
SB Capital SA 6.48% 2013	21,600	22,869
HBOS PLC 6.75% 20186	30,755	28,643
ERP Operating LP 6.625% 2012	500	540
ERP Operating LP 5.20% 2013	2,500	2,622
ERP Operating LP 5.25% 2014	9,508	9,827
ERP Operating LP 5.125% 2016	6,356	6,331
ERP Operating LP 5.375% 2016	1,020	1,036
ERP Operating LP 5.75% 2017	3,935	4,039
AXA SA 8.60% 2030	8,000	9,325
Standard Chartered Bank 6.40% 20176	8,451	8,914
Discover Financial Services 6.45% 2017	3,057	2,940
Discover Financial Services 10.25% 2019	4,334	5,098
Developers Diversified Realty Corp. 5.50% 2015	3,744	3,333
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,065	1,131
Kimco Realty Corp., Series C, 4.904% 2015	1,185	1,165
Capital One Capital III 7.686% 20367	165	141
		324,020

CONSUMER DISCRETIONARY — 0.15%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	53,904	57,131
DaimlerChrysler North America Holding Corp. 5.875% 2011	19,850	20,833
DaimlerChrysler North America Holding Corp. 6.50% 2013	23,675	26,161
Marks and Spencer Group PLC 6.25% 20176	100	103
Marks and Spencer Group PLC 7.125% 20376	15,550	15,364
NTL Cable PLC 9.50% 2016	5,450	5,750
		125,342

TELECOMMUNICATION SERVICES — 0.11%
Open Joint Stock Co. Vimpel Communications 8.375% 2011	2,500	2,631
VIP Finance Ireland Ltd. 8.375% 2013	12,605	13,174
Open Joint Stock Co. Vimpel Communications 9.125% 2018	18,280	19,468
Telecom Italia Capital SA, Series B, 5.25% 2013	12,850	13,721
Telecom Italia Capital SA 4.95% 2014	12,050	12,736
OJSC Mobile TeleSystems 8.375% 2010	23,096	23,905
		85,635

ENERGY — 0.08%
Gaz Capital SA, Series 13, 6.605% 2018	€6,133	$9,592
Gaz Capital SA 8.146% 2018	$19,330	20,612
Gaz Capital SA, Series 9, 6.51% 2022	6,603	6,025
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	6,737	7,436
Gaz Capital SA 7.288% 2037	19,430	17,949
Husky Energy Inc. 5.90% 2014	490	539
Husky Energy Inc. 7.25% 2019	390	457
		62,610

MATERIALS — 0.08%
CRH America Inc. 6.95% 2012	13,200	14,378
CRH America, Inc. 6.00% 2016	1,260	1,327
CRH America, Inc. 8.125% 2018	15,540	18,233
International Paper Co. 9.375% 2019	14,675	18,237
ArcelorMittal 9.85% 2019	8,000	9,873
		62,048

CONSUMER STAPLES — 0.04%
Altria Group, Inc. 9.70% 2018	6,230	7,720
Altria Group, Inc. 9.25% 2019	13,445	16,443
British American Tobacco International Finance PLC 8.125% 20136	9,000	10,603
CVS Caremark Corp. 6.943% 20308	1,025	1,087
		35,853

MORTGAGE-BACKED OBLIGATIONS8 — 0.02%
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.908% 20367	21,422	14,452

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.00%
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.066% 20167	€6,300	3,123

UTILITIES — 0.00%
Progress Energy, Inc. 7.05% 2019	$2,000	2,329

Total bonds & notes (cost: $591,131,000)		715,412

Short-term securities — 4.58%

Freddie Mac 0.17%–1.00% due 12/1/2009–6/23/2010	965,500	965,058
Fannie Mae 0.14%–0.51% due 3/17–10/1/2010	491,700	491,315
U.S. Treasury Bills 0.20%–0.23% due 6/17–7/15/2010	300,000	299,734
GDF SUEZ 0.19% due 12/16–12/21/20096	239,000	238,978
International Bank for Reconstruction and Development 0.17%–0.24% due 2/4–3/31/2010	173,100	173,062
Eni Finance USA Inc. 0.165%–0.29% due 12/9/2009–5/4/20106	154,950	154,766
Nestlé Capital Corp. 0.22% due 2/8–3/2/20106	150,000	149,951
KFW 0.21% due 1/19–2/16/20106	125,000	124,964
Procter & Gamble International Funding S.C.A. 0.22%–0.23% due 1/14–1/15/20106	108,900	108,876
Caisse d’Amortissement de la Dette Sociale 0.23%–0.285% due 1/20–3/29/2010	106,100	106,044
Calyon North America Inc. 0.16%–0.26% due 12/1/2009–2/22/2010	97,800	97,778
Canada Bills 0.22% due 3/15–3/24/2010	80,000	79,955
CBA (Delaware) Finance Inc. 0.22%–0.25% due 1/29–2/8/2010	75,000	74,979
National Australia Funding (Delaware) Inc. 0.185%–0.215% due 1/4–1/28/20106	49,000	48,982
BNZ International Funding Ltd. 0.23% due 2/5/20106	25,000	24,989
Old Line Funding, LLC 0.25% due 2/3/20106	50,211	50,187
Straight-A Funding LLC 0.20% due 2/2/20106	50,166	50,153
Rabobank USA Financial Corp. 0.26% due 1/27/2010	50,000	49,986
Toronto-Dominion Holdings USA Inc. 0.20% due 1/22/20106	50,000	49,984
BNP Paribas Finance Inc. 0.24% due 2/10/2010	50,000	49,977
Federal Home Loan Bank 0.583% due 6/8/2010	50,000	49,953
ANZ National (International) Ltd. 0.23%–0.30% due 1/25–1/27/20106	49,600	49,583
Société Générale North America, Inc. 0.15% due 12/1/2009	41,700	41,700
Bank of America Corp. 0.17%–0.26% due 12/14/2009–1/8/2010	39,400	39,392
Export Development Canada 0.20% due 4/8/2010	35,000	34,973
Québec (Province of) 0.18%–0.21% due 12/9/2009–1/11/20106	29,050	29,045
Bank of Nova Scotia 0.19% due 12/4/2009	25,000	24,999
Novartis Finance Corp. 0.23% due 3/1/20106	24,000	23,985
Yale University 0.28% due 12/1/2009	20,000	20,000
Westpac Banking Corp. 0.27% due 1/11/20106	7,500	7,498

Total short-term securities (cost: $3,709,779,000)		3,710,846

Total investment securities (cost: $72,055,722,000)		81,008,271
Other assets less liabilities		48,047

Net assets		$81,056,318

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The value of the security represented less than .01% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4This security has been authorized but has not yet been issued.

5Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 2/28/2003 at a cost of $5,113,000) may be subject to legal or contractual restrictions on resale.

6Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,386,769,000, which represented 1.71% of the net assets of the fund.

7Coupon rate may change periodically.
8Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-933-0110O-S21485

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital World Growth and Income Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. (the "Fund") as of November 30, 2009, and for the year then ended and have issued our unqualified report thereon dated January 8, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of November 30, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 29, 2010

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: January 29, 2010